                               WARRANT CERTIFICATE

THE WARRANTS REPRESENTED BY THIS CERTIFICATE AND THE OTHER SECURITIES ISSUABLE
UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933,
AS AMENDED (THE "ACT") AND MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO: (i) AN
EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT; (ii) TO THE EXTENT APPLICABLE,
RULE 144 UNDER SUCH ACT (OR ANY SIMILAR RULE UNDER SUCH ACT RELATING TO THE,
DISPOSITION OF SECURITIES); OR (iii) AN OPINION OF COUNSEL, IF SUCH OPINION
SHALL BE REASONABLY SATISFACTORY TO COUNSEL FOR THE ISSUER, THAT AN EXEMPTION
FROM REGISTRATION UNDER SUCH ACT IS AVAILABLE.

                            EXERCISABLE ON OR BEFORE
                     5:30 P.M. NEW YORK TIME, JUNE 30, 2005

NO. W-____                                              160,000 Warrants

     This is to certify that, FOR VALUE RECEIVED, RICH SEERY or his registered assigns (the "Holder") is entitled to purchase, subject to the provisions of this Warrant, from Famous Fixins, Inc., a New York corporation (the "Company"), a total of 160,000 shares of the Company's common stock, par value $.001 per share (the "Shares"), at various purchase prices as set forth herein (the
"Exercise Price").

     This Warrant is subject to certain conditions of continued employment of the Holder by the Company. Subject thereto, the Holder is entitled to exercise this Warrant as follows: after October 16, 2000, to purchase 10,000 shares at
$.10 per share; after June 30, 2000, to purchase up to 30,000 shares at $.10 per share; after June 30, 2001, to purchase up to an additional 30,000 shares at a
50% discount to the average closing bid price of the Company's common stock for the five consecutive business days ending on and including June 30, 2001; after
June 30, 2002, to purchase up to an additional 30,000 shares at a 50% discount to the average closing bid price of the Company's common stock for the five consecutive business days ending on and including June 30, 2002; after June 30,
2003, to purchase up to an additional 30,000 shares at a 50% discount to the average closing bid price of the Company's common stock for the five consecutive business days ending on and including June 30, 2003; and after June 30, 2004, to purchase up to an additional 30,000 shares at a 50% discount to the average closing bid price of the Company's common stock for the five consecutive business days ending on and including June 30, 2004. In the event the Holder's employment with the Company is terminated, at any time, for whatever reason, all unexercised warrants and all rights to such warrants, as of the date of termination, shall be immediately forfeited.

     (a) Exercise of Warrant. Subject to the provisions set forth above and elsewhere herein, this Warrant may be exercised in whole or in part at any time or from time to time, but not later than 5:30 PM, New York time, on June 30,
2005 (the "Expiration Date"), or if said day is a day on which banking institutions are authorized by law to close, then on the next succeeding day which shall not be such a day, by presentation and surrender hereof to the
Company or at the office of its stock transfer agent, if any, with the Purchase
Form annexed hereto duly executed, together with all Federal and state taxes applicable upon such exercise, if any. Upon receipt by the Company of this
Warrant at the office or the agency of the Company, in proper form for exercise, the Holder shall be deemed to be the Holder of record of the Shares issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such Shares shall not then be actually delivered to the Holder.

     (b) Issuance of Stock Certificates. Upon receipt of the materials delivered by the Warrant Holder under this Section, the Company shall, as promptly as practicable and in any event within five (5) business days thereafter, execute and deliver, or cause to be executed and delivered, to the Holder a certificate or certificates representing the aggregate number of Shares specified in such notice or form together with cash in lieu of any fractional share as hereinafter provided. The certificate or certificates so delivered shall be in such denomination or denominations as may be specified in such notice or form and shall be registered in the name of the Holder or such other name as shall be designated (together with an address) in such notice or form. Such certificate(s) shall be deemed to have been issued and the Holder or any other person so designated to be named therein shall be deemed to have become a holder of record of such Shares as of the exercise date. If this Warrant shall have been exercised only in part, the Company shall, at the time of delivery of such certificate or certificates, deliver to the Holder a new Warrant evidencing the rights of the holder to purchase the remaining Shares called for by this
Warrant, which new Warrant shall in all other respects, be identical with this
Warrant, or, at the request of the Holder, appropriate notation may be made on this Warrant and the same returned to such holder. The Company shall pay all expenses and other charges payable in connection with the preparation, issuance and delivery of share certificates under this Section except that, in the case such share certificates shall be registered in a name or names other than the name of the Holder, funds sufficient to pay all share transfer taxes which shall be payable upon issuance of such share certificate or certificates shall be paid by the Holder at the time the notice of exercise hereinabove is delivered to the
Company.

     (c) Shares Fully Paid. All Shares shall be, when issued, duly authorized, validly issued and non-assessable.

     (d) Reservation of Shares. The Company hereby agrees that, during the time period the Warrant is exercisable, there shall be reserved for issuance and/or delivery upon exercise of this Warrant such number of shares of its common stock as shall be required for issuance or delivery upon exercise of this Warrant.

     (e) Fractional Shares. With respect to any fraction of a Share called for upon any exercise hereof, the Holder agrees to waive the Holder's right to such fractional Shares. As such, no fractional Shares or scrip representing fractional Shares shall be issued upon the exercise of this Warrant.

     (f) Exchange, Assignment or Loss of Warrant. This Warrant is exchangeable, without expense, at the discretion of the Holder, upon presentation and surrender hereof to the Company or at the office of its stock transfer agent, if any, for other Warrants of different denominations entitling the Holder thereof to purchase in the aggregate the same number of Shares exercisable hereunder.
Any assignment hereof shall be made by surrender of this Warrant to the Company or at the office of its stock transfer agent, if any, with the Assignment Form annexed hereto duly executed and with funds sufficient to pay any transfer tax, if any; whereupon, the Company, shall execute and shall deliver a new Warrant in the name of the assignee named in such instrument of assignment and this Warrant shall promptly be canceled. The term "Warrant" as used herein includes any
Warrants issued in substitution for or replacement of this Warrant or into which this Warrant may be divided or exchanged. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction, or mutilation of this Warrant, and (in the case of loss, theft, destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this
Warrant, if mutilated, the Company will execute and will deliver a new Warrant of like tenor and date. Any such new Warrant executed and delivered shall constitute an additional contractual obligation on the part of the Company, whether or not this Warrant so lost, stolen, destroyed or mutilated shall be at any time enforceable by anyone.

     (g) Rights of the Holder. The Holder, by virtue hereof, shall not be entitled to any rights of a stockholder in the Company, either at law or in equity, and the rights of the Holder are limited to those expressed in this
Warrant and are not enforceable against the Company except to the extent set forth herein.

     (h) Notices to Warrant Holders. So long as this Warrant shall be outstanding and unexercised; during the time period that the Warrant is exercisable and (i) if the Company shall offer to the Holders for subscription or purchase by them any shares of stock of any class or any other rights, or
(ii) if any capital reorganization of the Company, reclassification of the capital stock of the Company, consolidation or merger of the Company with or into another corporation, sale, lease or transfer of all or substantially all of the property and assets of the Company to another corporation, or voluntary or involuntary dissolution, liquidation, or winding up of the Company shall be effected, then, in any such case, the Company shall cause to be delivered to the
Holder, at least ten (10) days prior to the date specified in (x) or (y) below, as the case may be, a notice containing a brief description of the proposed action and stating the date on which (x) a record is to be taken for the purpose of such offering or rights, or (y) such reclassification, reorganization, consolidation, merger, conveyance, lease, dissolution, liquidation, or winding up is to take place and the date, if any, is to be fixed, as of which the holders of record shall be entitled to exchange their Shares for securities or other property deliverable upon such reclassification, reorganization, consolidation, merger, conveyance, dissolution, liquidation, or winding up.

     (i) Reclassification, Reorganization or Merger. If, during the time period that the Warrant is exercisable, there is any reclassification, capital reorganization, or other change of outstanding Shares of the Company (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of an issuance of Shares by way of dividend or other distribution or of a subdivision or combination), or in case of any consolidation or merger of the Company with or into another corporation (other than a merger with a subsidiary, in which merger the Company is the continuing corporation and which does not result in any reclassification, capital reorganization, or other change of outstanding Stock of the class issuable upon exercise of this Warrant), or in case of any sale or conveyance to another corporation of the property of the Company as an entirety or substantially as an entirety, the Company shall cause effective provision to be made so that the
Holder shall have the right thereafter, by exercising this Warrant, to purchase the kind and amount of shares and/or other securities and property receivable upon such reclassification, capital reorganization, or other change, consolidation, merger, sale, or conveyance as maybe issued or payable with respect to or in exchange for the number of Shares of the Company theretofore purchasable upon the exercise of this Warrant had such recapitalization, capital reorganization, or other change, consolidation, merger, sale or conveyance not taken place. Any such provisions shall include provision for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Warrant. The foregoing provisions of this Section (i) shall similarly apply to successive reclassification; capital reorganizations; changes of Shares; and to successive consolidations, mergers, sales, or conveyances.

     In the event that in any such capital reorganization or reclassification, consolidation, merger, sale or conveyance, additional shares shall be issued in exchange, conversion, substitution or payment, in whole or in part, for a security of the Company other than Stock, any such issue shall be treated as an issue of Shares with the amount of the consideration received upon the issue thereof being determined by the Board of Directors of the Company, such determination to be final and binding on the Holder.

     (j) Registration Under the Securities Act of 1933.

     (1) In the event of a registered public offering of at least three million dollars in proceeds to the Company from the sale of the Company's securities as calculated therein ("PO"), the Company shall use reasonable efforts to file a registration statement under the Act which shall include the Shares within ten months of the effective date of the PO. The Company shall bear the expenses of such registration, including but not limited to legal, accounting and printing fees; provided, however, that in no event shall the Company be obligated to pay
(A) any fees and disbursements of special counsel for the holders of the
Warrants or the Shares, or (B) any underwriters' discount or commission in respect of such Warrants or Shares.

     (2) In addition to the rights above provided, the Company will cooperate with the Holder(s) of the Warrants and Shares issued upon the exercise of the
Warrants in preparing and in signing any Registration Statement required in order to sell or to transfer the aforesaid Shares.

     (3) The Company and the holders of the Warrants and Shares will cooperate with each other in the preparation and the filing to establish that any proposed disposition by such holders is exempt under the Act. The holders will indemnify and will hold the Company and its officers, directors and controlling persons harmless from and against all losses, damages, expenses and liabilities based upon or arising out of or in connection with the investigation of any untrue statement of a material fact contained in any such Registration Statement or any applicable Prospectus, Offering Circular, amendment or supplement thereto, or arising out of or based upon or in connection with the investigation of an omission to state a material fact required to be stated or necessary to make any statement therein not misleading in light of the circumstances in which it was made, to the extent that such untrue statement or omission was made by the
Company or by its officers and directors in reliance upon information furnished by such owner. The Company will indemnify and will hold each of such owner and each person, if any, who controls such owner harmless from and against all losses, damages, expenses and liabilities based upon or arising out of or in connection with the investigation of any untrue statement of a material fact required to be stated or necessary to make any statement therein not misleading in light of the circumstances in which it was made, but only to the extent that such untrue statement or omission was not made by the Company or by its officers or directors upon information furnished by such owner. Prior to the effective date of any such Registration Statement or Notification, the Company and each owner of Warrants or the Shares shall enter into reciprocal indemnification agreements as herein contemplated substantially in the form customarily used by reputable investment bankers.

     (k) Transfer to Comply with the Securities Act of 1933,

     (1) This Warrant or the Shares or any other securities issued or issuable upon exercise of this Warrant may not be sold, transferred, or otherwise disposed of except to a person who, in the opinion of counsel for the Company, is a person to whom this Warrant or such Shares may legally be transferred pursuant to Section (f) hereof without registration and without the delivery of a current Prospectus under the Act with respect thereto and then only against receipt of an agreement of such person to comply with the provisions of this
Section (k) with respect to any resale or other disposition of such securities.

     (2) The Company may cause the following legend or one similar thereto to be set forth on each certificate representing Shares or any other security issued or issuable upon exercise of this Warrant, unless counsel for the Company is of the opinion as to any such certificate that such legend is unnecessary:

         The shares represented by this Certificate have not been registered under the Securities Act of 1933, as amended (the "Act") and are
         "restricted securities" as that term is defined in Rule 144 under the
         Act. The shares may not be offered for sale, sold, or otherwise transferred except pursuant to an effective registration statement under the Act or pursuant to an exemption from registration under the
         Act, the availability of which is to be established to the satisfaction of the Company.

     (3) Applicable Law. This Warrant shall be governed by and construed in accordance with the laws of the State of New York in a court located in New York
County, State of New York.

Dated:       October 16, 2000

                                     FAMOUS FIXINS, INC.

                                     By:
                                        ----------------------------------------
                                              Jason Bauer, President

AGREED TO AND ACCEPTED:

By:
   --------------------------------------------------
         Rich Seery

                                    EXHIBIT A

                                          [FORM OF ELECTION TO PURCHASE]

         The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to purchase shares of common stock in accordance with the terms of that Certain Warrant Certificate No. _____. The undersigned requests that a certificate for such securities be registered in the name of ________________________________________ whose address is
________________________________________________________________ and that such
Certificate be delivered to __________________________________________ whose address is
--------------------------------------------------------------.

Dated:_____________________________

                  Signature_____________________________________________________
                                    (Signature must conform in all respects to
                                    name of holder as specified on the face of
                                    the Warrant Certificate.)

                  Social Security_______________________________________________
                     (or Other Identifying Number of Holder)

                                    EXHIBIT B

                                 ASSIGNMENT FORM

                  (To be completed and executed by the holder of the Warrant to which this exhibit is attached to transfer the Warrant.)

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:

         Name:______________________________________________________________
                           (Please type, write or print in block letters)

         Address:_____________________________________________________________
         whose taxpayer identification number is _____________________________

the right to purchase the Common Stock represented by this Warrant (warrant certificate number W-____) to the extent of ____________________ shares as to which such right is exercisable and does hereby irrevocably constitute and appoint____________________________________ attorney, to transfer the same on the books of the Company with full power of substitution.

Dated: ________________________

                  ---------------------------------------------------------
                  NOTE: The above signature must correspond with the name as written upon the face of this Warrant Certificate in every particular, without alteration or enlargement or any change whatever.

                  -------------------------------------------------
                  (Address of Warrant Holder)

Signature guaranteed by _______________________________________________